Exhibit 10.1

EQUITY COMMONWEALTH

RESTRICTED STOCK AGREEMENT FOR TRUSTEES

This Restricted Stock Agreement (this “Agreement”) is made effective as of «DATE», between the recipient set forth on the Schedule to Restricted Stock Agreement attached hereto (the “Recipient”) and Equity Commonwealth (the “Company”).

In consideration of the mutual promises and covenants contained in this Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Grant of Shares.  Subject to the terms and conditions hereinafter set forth and the terms and conditions of the Equity Commonwealth 2015 Omnibus Incentive Plan, as it may be amended from time to time (the “Plan”), the Company hereby grants to the Recipient, effective as of the date of this Agreement (the “Grant Date”), the number of shares of Stock set forth on the Schedule to Restricted Stock Agreement attached hereto.  The shares of Stock so granted are hereinafter referred to as the “Shares,” which term shall also include any shares of Stock issued to the Recipient by virtue of his or her ownership of the Shares, by stock dividend, stock split, recapitalization or otherwise.  Capitalized terms that are used but not defined herein have the meanings ascribed to them in the Plan.

2.                                      Vesting; Forfeiture.

(a)                                 Subject to Sections 2(b) and 2(c) hereof, the Shares shall vest on the first anniversary of the Grant Date.  Any Shares not vested as of any date are herein referred to as “Unvested Shares.”

(b)                                 Subject to Section 2(c) hereof, in the event the Recipient ceases to render services to the Company, whether as a Trustee or otherwise, all Unvested Shares shall be forfeited by the Recipient as of the date the Recipient ceases to render such services.

(c)                                  Notwithstanding anything in this Agreement to the contrary, immediately upon the occurrence of a Change in Control or the death of the Recipient, all of the Unvested Shares shall vest and any forfeiture rights of the Company described in Section 2(b) shall lapse in their entirety.

3.                                      Transferability of Shares.  Prior to the Shares becoming vested as set forth in Section 2 hereof, the Shares may not be transferred, pledged, assigned, or otherwise disposed of, except (i) by will or the laws of descent and distribution or (ii) the Recipient may transfer all or part of the shares of Restricted Stock to any Family Member under the terms set forth in Section 10.9 of the Plan, including the requirement that any such transfer be “not for value” (as such term is defined in Section 10.9 of the Plan). Following any such transfer to a Family Member, the provisions of Section 2 hereof relating to termination of service shall continue to be applied with respect to the original Recipient of the shares of Restricted Stock.  Notwithstanding any transfer made by the Recipient pursuant to this Section 3, the Recipient (or the Recipient’s beneficiary or estate, as applicable) shall be responsible for all income and other taxes associated with the Shares.

4.                                      Legends.  Share certificates, if any, evidencing the Shares shall prominently bear legends in substantially the following terms:

“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED PURSUANT TO AN EQUITY COMPENSATION PLAN MAINTAINED BY THE TRUST.  THESE SHARES MAY BE SUBJECT TO TRANSFER AND/OR VESTING RESTRICTIONS, AND UNVESTED SHARES ARE SUBJECT TO FORFEITURE CONDITIONS CONTAINED IN THE PLAN, THE RELATED GRANT OF SHARES OR AN AGREEMENT BETWEEN THE TRUST AND THE INITIAL HOLDER OF THESE SHARES.  A COPY OF APPLICABLE RESTRICTIONS AND FORFEITURE CONDITIONS WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF THE TRUST.”

In the event that the Shares are not evidenced by share certificates, the share books and records of the Company shall contain a notation in substantially the following terms:

“THE SHARES COVERED BY THIS STATEMENT WERE ISSUED PURSUANT TO AN EQUITY COMPENSATION PLAN MAINTAINED BY THE TRUST.  THESE SHARES MAY BE SUBJECT TO TRANSFER AND/OR VESTING RESTRICTIONS, AND UNVESTED SHARES ARE SUBJECT TO FORFEITURE CONDITIONS CONTAINED IN THE PLAN, THE RELATED GRANT OF SHARES OR AN AGREEMENT BETWEEN THE TRUST AND THE INITIAL HOLDER OF THESE SHARES. A COPY OF APPLICABLE RESTRICTIONS AND FORFEITURE CONDITIONS WILL BE FURNISHED TO THE HOLDER OF THE SHARES COVERED BY THIS STATEMENT WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF THE TRUST.”

Certificates evidencing Shares and Shares not evidenced by certificates shall also bear or contain, as applicable, legends and notations as may be required by the Plan or the Company’s declaration of trust, any applicable supplement thereto or bylaws, each as in effect from time to time, or as the Company may otherwise determine appropriate.

Promptly following the request of the Recipient with respect to any Shares (or any other shares of Stock previously granted to the Recipient) which have become vested, the Company shall take, at its sole cost and expense, all such actions as may be required to permit the Recipient to resell such shares including, without limitation, providing to the Company’s transfer agent certificates of officers of the Company, and opinions of counsel, and taking all such other actions as may be required to remove the legends set forth above with respect to transfer and vesting restrictions from the certificates evidencing such shares and, if applicable, from the share books and records of the Company.

5.                                      Tax Withholding.  To the extent required by law, the Company shall withhold or cause to be withheld income and other taxes incurred by the Recipient by reason of a grant of Shares, and the Recipient agrees that he or she shall upon request of the Company pay to the Company an amount sufficient to satisfy its tax withholding obligations from time to time (including as Shares become vested) as the Company may request.

6.                                      Miscellaneous.

(a)                                 Amendments.  Neither this Agreement nor any provision hereof may be changed or modified except by an agreement in writing executed by the Recipient and the Company; provided, however, that any change or modification that does not adversely affect the rights hereunder of the Recipient, as they may exist immediately prior to the effective date of such change or modification, may be adopted by the Company without an agreement in writing executed by the Recipient, and the Company shall give the Recipient written notice of such change or modification reasonably promptly following the adoption of such change or modification.

(b)                                 Binding Effect of the Agreement.  This Agreement shall inure to the benefit of, and be binding upon, the Company, the Recipient and their respective estates, heirs, executors, transferees, successors, assigns and legal representatives.

(c)                                  Provisions Separable.  In the event that any of the terms of this Agreement shall be or become or is declared to be illegal or unenforceable by any court or other authority of competent jurisdiction, such terms shall be null and void and shall be deemed deleted from this Agreement, and all the remaining terms of this Agreement shall remain in full force and effect.

(d)                                 Notices.  Any notice in connection with this Agreement shall be deemed to have been properly delivered if it is in writing and is delivered by hand or by facsimile or sent by registered certified mail, postage prepaid, to the party addressed as follows, unless another address has been substituted by notice so given:

To the Recipient:	To the Recipient’s address as set forth on the signature page hereof.

To the Company:	Equity Commonwealth
Two North Riverside Plaza, Suite 600
Chicago, IL 60606
Attn: Secretary

(e)                                  Construction.  The headings and subheadings of this Agreement have been inserted for convenience only, and shall not affect the construction of the provisions hereof.  All references to sections of this Agreement shall be deemed to refer as well to all subsections which form a part of such section.

(f)                                   No Right to Continued Service.  This Agreement shall not be construed as an agreement by the Company or any Affiliate to retain in any position, as a Trustee or otherwise, the Recipient, nor is the Company or any Affiliate obligated to continue retaining in any position, as a Trustee or otherwise, the Recipient by reason of this Agreement or the grant of Shares to the Recipient hereunder.

(g)                                  Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

(h)                                 Applicable Law.  This Agreement shall be construed and enforced in accordance with the laws of the State of Maryland.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or caused this Agreement to be executed under seal, as of the date first above written.

EQUITY COMMONWEALTH

By:
Title:

RECIPIENT

Signature:
Printed Name:
Address:

Schedule to Restricted Stock Agreement

(See Attachment)

Company Name	Equity Commonwealth

Recipient Id

Recipient Name

Recipient Address

Grant Type	Restricted Stock Award

Number of Shares

Grant Date